Exhibit 10.1

PRECIPIO, INC.

March 21, 2018

Sabby Volatility Warrant Master Fund, Ltd.
Lincoln Park Capital Fund, LLC

Alpha Capital

Osher Capital Partners, LLC

Re:	Letter Agreement with respect to Preferred Stock and Warrants

Dear Sirs:

Reference is hereby made to (i) that certain Underwriting Agreement, dated as of August 22, 2017, by and between Precipio, Inc., a Delaware corporation (the “Company”), and Aegis Capital Corp. (“Aegis”), and (ii) that certain Placement Agency Agreement, dated November 2, 2017 and amended on November 9, 2017, by and between the Company and Aegis, pursuant to which the investor signatories hereto (“you” or the “Investors”) acquired shares of the Company’s Series B Convertible Preferred Stock, par value $0.01 per share (“Series B Preferred Stock”), shares of the Company’s Series C Convertible Preferred Stock, par value $0.01 per share (“Series C Preferred Stock” and, together with the Series B Preferred Stock, “Preferred Stock”), and warrants (the “Warrants”) to purchase shares of the Company’s common stock, par value $0.01 per share (“Common Stock”).

The Company and the undersigned Investors hereby agree that, as a result of the issuance of shares of Common Stock to Leviston Resources LLC (“Leviston”) pursuant to that certain Equity Purchase Agreement, dated February 8, 2018, by and between the Company and Leviston, and effective as of the time of execution of this Letter Agreement, the exercise price of the Warrants shall be reduced to $0.75 per share (the “Exercise Price Reduction”) and the conversion price of the Preferred Stock shall be reduced to $0.75 (the “Conversion Price Reduction”). As consideration for the Company’s agreement to the Exercise Price Reduction and the Conversion Price Reduction, (i) each Investor agrees to convert the shares of Preferred Stock held by such Investor into shares of Common Stock in increments of up to 4.99% of the shares of Common Stock outstanding as of the date hereof (such that the Investor does not exceed the Beneficial Ownership Limitation (as defined in the Company’s Certificate of Designation of Preferences, Rights and Limitations of Series B Convertible Preferred Stock and the Company’s Certificate of Designation of Preferences, Rights and Limitations of Series C Convertible Preferred Stock)) and (ii) each Investor other than Lincoln Park Capital Fund, LLC agrees to exercise up to fifty percent (50%) of the Warrants held by such Investor in increments of up to $4.99% of the shares of Common Stock outstanding as of the date hereof (such that the Investor does not exceed the Beneficial Ownership Limitation (as defined in the Warrants)), in each case on the date hereof.

Please execute this Letter Agreement in the signature block below if you agree to the terms herein, whereupon this Letter Agreement shall become a binding agreement between you and the Company.

This Letter Agreement shall be governed by and construed in accordance with the internal laws of the State of New York without regard to its conflicts of law doctrine. This Letter Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument. This letter agreement, together with the Company’s Certificate of Designation of Preferences, Rights and Limitations of Series B Convertible Preferred Stock, the Company’s Certificate of Designation of Preferences, Rights and Limitations of Series C Convertible Preferred Stock and the Warrants, constitutes the entire understanding and agreement of the parties hereto with respect to the subject matter hereof and supersedes all other prior agreements and understandings, written or oral, between the parties hereto with respect to such subject matter.

[Signature Pages Follow]

Sincerely,

PRECIPIO, INC.

By:
Name: Title:

As evidenced by the below signature, the Investor hereby agrees to the Letter Agreement as of this 21st day of March, 2018:

SABBY VOLATILITY WARRANT MASTER FUND, LTD.

By: ____________________

Name:

Title:

LINCOLN PARK CAPITAL FUND, LLC

By: ____________________

Name:

Title:

ALPHA CAPITAL

By: ____________________

Name:

Title:

OSHER CAPITAL PARTNERS, LLC

By: ____________________

Name:

Title: